Exhibit 99.1

November 2014 Joseph M. DeVivo, President & CEO Mark Frost, Executive Vice President & CFO

Forward-Looking Statements Notice Regarding Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2014, and its quarterly report on form 10-Q for the fiscal quarter ended August 31, 2014, and the current reports on Form 8-K, filed with the SEC on October 9, 2014, Oct. 31, 2014, and November 14, 2014. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason. In the United States, NanoKnife has been cleared by the FDA for use in the surgical ablation of soft tissue. NanoKnife has not been cleared for the treatment or therapy of a specific disease or condition. This document may discuss the use of NanoKnife for specific clinical indications for which it is not cleared in the United States at this time. Notice Regarding Non-GAAP Financial Measures Management uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported non-GAAP sales growth, non-GAAP gross margin, non-GAAP operating income, adjusted EBITDA (income before interest, taxes, depreciation and amortization), non-GAAP net income and non-GAAP earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP. *

Performance Update

Q1 FY15 Results

	Q1 FY15 Guidance	Q1 FY15 Actual
Sales	$83M-$86M	$87.3M
EPS	$0.08-$0.12 Adjusted Without Amortization	$0.16 Adjusted Without Amortization

Recent Events

- NanoKnife German OPS procedure codes received
- ANGO Added to S&P SmallCap 600 Index
- Celerity U.S. launch & expanded use filing
- BioFlo DuraMax chronic hemodialysis catheter CE Mark
- Launch of Novation new technology contract for BioFlo PICCs & Ports
- Five NanoKnife clinical papers
- AVA meeting includes BioFlo PICC data, first Celerity data
- FDA warning letter regarding Glens Falls and Marlborough facilities

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Profile of AngioDynamics Global, leading provider of innovative, image guided, minimally invasive solutions. Three Franchises – Peripheral Vascular, Vascular Access and Oncology/Surgery Founded 1988 | IPO May 2004—ANGO (NASDAQ) Worldwide presence with 1,300 employees and 7 operating locations, as well as 180+ person direct sales reps in U.S., Australia, Canada, France, Germany, Netherlands and UK Present in 50+ markets through 110+ distributors Innovative Technology Develop innovative technology that improves patient outcomes while reducing overall healthcare costs Operational Excellence Enhancing profitability by driving operation excellence across the entire organization Above Market Growth Focusing investments in categories and geographic markets that offer sustainable, profitable growth *

Leadership Joseph M. DeVivo President & CEO Mark Frost EVP & CFO John Soto EVP & CCO Matthew Kapusta SVP, Business Development Stephen Trowbridge SVP & General Counsel Barbara Kucharczyk VP, Operations Mark Stephens SVP, Administration Gary Barrett VP, RA/QA *

Our Strategy is Working

Quarterly Sales Growth Trend



10
8
6
4
2
0
-2
%
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15

	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15
ADS[a,b] Growth	-2%	3%	3%	7%	7%	5%

Growth Driver Performance

43%
Q1 FY15 over Q1 FY14
Microwave Ablation GROWTH

82%
Q1 FY15 over Q1 FY14
AngioVac GROWTH

107%
Q1 FY15 over Q1 FY14
BioFlo GROWTH

a) X-BSC excludes the planned wind down of our supply agreement with Boston Scientific.
b) Average Daily Sales (ADS) growth is calculated as a growth rate of total sales per shipping day as compared to the prior year quarter.

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AngioDynamics in FY14

4% Sales Growth; 51% GM

Sales by Franchise

- Peripheral Vascular: $193M
- Vascular Access: $106M
- Oncology/Surgery: $49M

Total: $348*



High
Std
Gross
Margin
Low
Sales Growth
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
75%
100%
Harvest
Invest
Fix/Divest
Scale
Resection
RFA
NanoKnife
AngioVac
Venous
Microwave
Dialysis
Ports
Core PV
Other
Access
PICCs
Fluid
Mgmt

*Excludes supply agreement. With supply agreement FY14 net sales were $354.5M.

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AngioDynamics in FY20

10% Sales Growth; 60% GM

Sales by Franchise

- Peripheral Vascular: ~$300M
- Vascular Access: ~$200M
- Oncology/Surgery: ~$100M

Total: ~$600M



High
Std
Gross
Margin
Low
Sales Growth
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
Harvest
Invest
Fix/Divest
Scale
Resection
AngioVac
NanoKnife
RFA
Venous
Dialysis
Microwave
Other
Access
Core PV
Ports
PICCs
Fluid
Mgmt

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Operational Excellence Enterprise resource planning implementation Consolidation of N.Y. distribution center Consolidation of N.Y. manufacturing plants Supply chain optimization Product rationalization Lean initiatives   Gross Margin Improvement FY15 FY16 FY17 FY18 Basis Points 100 200 300 400 500 $15-18M TO BE SAVED OVER THREE YEARS 450 BP Improvement *

Strong Product Development Pipeline*

Segment	Product	Timeline
PV	AngioVac Enhancements	FY15
PV	PV Line Extension	FY16
PV	Drainage Line Extension	FY16
PV	Fluid Management Line Extension	FY16
PV	Pain-Free Laser Procedure	FY16
PV	AngioVac Line Extension	FY16
PV	Next Generation Laser	FY17
PV	Automated Fluid Management	FY17
PV	New Thrombus Management Product	FY17
VA	Celerity X-Ray	FY15
VA	BioFlo New Product Launch	FY16
VA	Celerity Navigation	FY16
VA	Next Generation BioFlo Port	FY16
VA	Next Generation BioFlo PICC	FY16
O/S	Next Generation Microwave Ablation	FY16
O/S	Next Generation Radio Frequency Ablation System	FY17
O/S	Next Generation NanoKnife System	FY18

*Timelines are estimated and subject to change.

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Clinical Studies*

	Study	Timeline
PV	SeCure IDE for Expanded EVLT Indication	FY18
O/S	Next Generation Microwave Ablation Pre-Clinical	FY15
O/S	Pancreas NanoKnife Pre-Clinical	FY16
O/S	CROES II NanoKnife Prostate Study	FY17
O/S	Prostate NanoKnife IDE	FY18

Investigator Initiated Trials

O/S
- NanoKnife Pancreas
- LEIDEN - NanoKnife Pancreas
- CROES Registry
- NEAT - NanoKnife Prostate
- NanoKnife Prostate
- NanoKnife Registry

PV
- EVLT Registry
- AngioVac Registry

VA
- BioFlo Dialysis
- BioFlo PICCs
- BioFlo Ports

*Timelines are estimated and subject to change.

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Peripheral Vascular Franchise FY14 Fluid Mgmt. Venous $79 $55 $ in millions $1.6B Market 12% Share Thrombus Mgmt. $14 Other Core Products $45 Total PV $193 YoY Growth -3% 18% 109% 5% 7% PV Quarterly Growth Rates *

Large Unmet Opportunity

Venous Thromboembolism (VTE) Incidence

- ~1 Million VTE Events per Year in US
- ~300,000 VTE Deaths per Year in US - #3 cause


Heart Disease
595,000
Cancer
574,000
VTE
296,000
COPD
138,000
Stroke
129,000

Additional: Annual Incidence

Catheter/Lead RA	200,000
RA Mass	47,000
IVCF Thrombosis	14,000
TV Endocarditis	2,500

Current Options

- Oral Anticoagulation
- Systemic and Catheter Directed Thrombolysis
- Mechanical / PharmacoMechanical
- Surgical Embolectomy

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Heit JA, et al. *Blood*. 2005;106:267A
Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012

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Solution: AngioVac FDA cleared & CE Mark approved Attractive pricing & higher margins Scalable platform for next generation devices Newly expanded U.S. indication *

Solution: Laser Vein Treatment 30M People in U.S. w/ varicose veins Large Market Opportunity <2% Receive treatment Projected Growth FY20 Sales ̴$80M FY14 Sales $55M *

Endovenous Ablation vs. Chemical

Endovenous ablation is proven to offer better outcomes with fewer complications, without the use of chemicals and with no residual material left in the body.

	VenaCure EVLT System	*ClariVein Catheter*	*Varithena Foam*
Short-term occlusion rate	99% at 2 years[1]	88% at 2 years[2]	86% at 2 years[3]
Long-term occlusion rate	98% at 5 years[1]	N/A	N/A
DVT rate	0.3%[4]	No large scale data	8.6% at 1 week[3]
Dedicated CPT code	Yes	No	No
Healthcare system cost	Low	High	High
Chemical use	No	Yes	Yes

1. Min, R.J., and Khilnani, N.M. Endovenous laser ablation of varicose veins. J Cardiovasc Surg 2005; 46: 395-405.
2. Van Eekeren, R. et al. Mechanochemical endovenous ablation for the treatment of great saphenous vein insufficiency. J Vasc Surg: Venous and Lymphatic Disorders 2014; 2(3): 282-288.
3. Todd, K. et al. The VANISH-2 study: A randomized, blinded, multicenter study to evaluate the efficacy and safety of Polidocanol endovenous microfoam 0.5% and 1.0% compared with placebo for the treatment of saphenofemoral junction incompetence. Phlebology 2013; 0(0): 1-11.
4. Mozes, G. et al. Extension of saphenous thrombus into the formal vein: A potential complication of new endovenous ablation techniques. J Vasc Surg 2005; 41(1): 130-135.

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Vascular Access Franchise FY14 PICCs Ports $51 $32 $ in millions Dialysis $19 Total VA $106 $1.0B Market 11% Share YoY Growth 0% 3% -2% 0% VA Quarterly Growth Rates Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 *

BioFlo Technology

The BioFlo family of products, including PICCs, ports and dialysis catheters, are the only vascular access products manufactured with Endexo Technology, a permanent and non-eluting integral polymer.



BioFlo DuraMax at 10X magnification
Catheter has minimal visible thrombus, fibrin sheath, or clot.



Conventional Non-Coated Catheter at 10x Magnification
Catheter with thrombus accumulation



Heparin Coated Catheter at 10x Magnification
Catheter with thrombus accumulation

Less Thrombus Accumulation

	BioFlo PICCs	BioFlo Ports	BioFlo Dialysis
Vs. common PICC	87%[1]	-	-
Vs. non-coated conventional port catheters	-	96%[2]	-
Vs. non-coated conventional dialysis catheters	-	-	90%[3]
Vs. heparin-coated dialysis catheters	-	-	83%[4]

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1. Based on benchtop test results which may not be indicative of clinical results. Data on file. 2. Based on benchtop testing performed up to two hours using bovine blood, which may not be indicative of clinical results. Data on file. 3. The reduction in thrombus accumulation (based on platelet count) is supported by acute in-vitro testing. Pre-clinical in-vitro evaluations do not necessarily predict clinical performance with respect to thrombus formation. 4. Based on benchtop testing performed up to two hours using bovine blood which may not be indicative of clinical results. Data on file.

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Reducing Healthcare Costs Facility 1 1,251 BioFlo PICCs placed 85% reduction in symptomatic UEDVT 7 UEDVTs reported from 1251 PICCs UEDVT rate of .45% versus prior 3.1% Facility 2 272 BioFlo PICCs placed 42% reduction in Occlusions 19.7% reduction in baseline occlusion rate Facility 3 776 BioFlo PICCs placed 65% reduction in tPA use 47% reduction in occlusions Facility 4 1,212 BioFlo PICCs placed 65% reduction in declots 36% reduction in DVTs Clinical Results* *Clinical results were publicly reported by independent facilities based upon their individual clinical experience. These results do not reflect data gathered by AngioDynamics pursuant to a clinical trial. Individual results may vary from those set forth above. Facility 5 533 BioFlo PICCs placed 66% reduction on occlusions 75% reduction in tPA 25% reduction in DVTs *

Celerity Tip Location Tip location, coupled with our innovative BioFlo Technology, will improve our competitive position in the PICC market. Ease of use Use with existing ultrasound Three lead EKG-based platform Predictable and reliable confirmation 50% less cost vs. competitors Clinical efficacy Cost effective    Fall 2013 – Canadian Launch March 6, 2014 – Acquired regulatory control over Celerity platform and rights to next generation technology Mid-summer 2014 – U.S. Clearance Fall 2014 – File for no x-ray Winter 2014/15 – No x-ray clearance Summer 2015 - Navigation  *

Oncology/Surgery Franchise FY14 Thermal Ablation NanoKnife $30 $14 $ in millions Resection/Other $5 Total O/S $49 $225M Market 22% Share YoY Growth 10% 6% -18% 5% O/S Quarterly Growth Rates *

Expanding Leadership in Tissue Ablation THERMAL NON-THERMAL AngioDynamics offers a full complement of tissue ablation products that provide clinicians maximum choice in treating patients. *

International Growth Strategy Market Led, Efficient & Aligned Region-based business model improves competitiveness Increased direct market expansion New product introductions and full registration of product portfolio Delivering operating margin improvement Align talent and organization to ensure consistent execution of Company’s strategy Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 International Quarterly Growth Rates *

AngioDynamics Transformation FY11 FY12 FY13 FY14 FY15a Net Sales $216M $222M $342M $354M $365M Pro Forma 0% 3% -1%b 4% 3% FY15 revenue guidance midpoint. Exc. BSC – 5% 4% On a pro forma basis prior year sales for AngioDynamics and Navilyst Medical were $344.6 million. Investor Profile – – Major acquisitions – Navilyst (2012), Vortex Medical (2012), Microsulis (2013) Disruptive technology in PV, VA & O/S markets with strong product pipeline Significant International opportunity Operational Excellence Program in place to drive margin expansion Emerging GPO presence Growth 0% 3% 54% 4% 3% Net Sales FY20 Net Sales $600M 60% Gross Margin *

Fiscal First Quarter Results & Guidance

Sales

$ in millions, except per share amounts	Q1 2015 (a)	YOY Growth
WW	$87.3	4%
WW[c]	$86.1	5%
PV[c]	$47.3	4%
VA	$26.5	5%
O/S	$12.4	11%
U.S.[c]	$68.6	2%
Int'l	$17.6	19%

	Q1 2015 (b)	YOY Growth
Adjusted EBITDA	$14.4	20%
Adjusted EPS	$0.16	31%

Fiscal Guidance

$ in millions, except per share amounts	Adjusted Non-GAAP Q2	Adjusted Non-GAAP Full-Year
Sales	$89-$92	$362-$368
EPS[b]	$0.14-$0.17	$0.65-$0.71

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(a) There is no difference in the number of sales days between the first quarter of fiscal 2014 and the first quarter of fiscal 2015.

(b) Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, direct costs of the Quality Call to Action program, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, and amortization of intangible assets.

(c) Excludes impact of our supply agreement.

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Appendix

Balance Sheet & Cash Flow $ in millions Aug 31, 2014 May 31, 2014 Cash & investments $15.5 $17.9 Net working capital $90.6 $83.0 Total assets $796.1 $798.9 Total debt $141.4 $142.7 Total stockholder’s equity $539.7 $536.8 $ in millions, except per share amounts 3 months ended Aug 31, 2014 3 Months ended Aug 31, 2013 Cash flow from operations $5.4 $7.3 CFFO/share $0.15 $0.21 Free cash flow $0.2 $4.4 *

Adjusted Income Statement(a) $ in millions, except per share amounts 3 months ended Aug 31, 2014 3 Months ended Aug 31, 2013 Sales $87.3 $83.6 Gross margins 52.5% 50.9% Operating expenses $35.1 $34.3 Operating income $10.7 $8.2 Operating margin 12.3% 9.9% Net income $5.7 $4.0 EPS $0.16 $0.11 EBITDA $14.4 $12.0 Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, direct costs of the Quality Call to Action program, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, and amortization of intangible assets. *